EXHIBIT 99.11

Equity One 2003-1
Class AF-1
run at 100% PPC to call

          Pool WAC

          Static Libor Libor=20
        1     9.42%      9.42%
        2     7.90%      7.90%
        3     8.16%      8.16%
        4     7.90%      7.90%
        5     8.16%      8.16%
        6     7.90%      7.90%
        7     7.90%      7.90%
        8     8.17%      8.17%
        9     7.90%      7.90%
       10     8.17%      8.17%
       11     7.90%      7.90%
       12     7.90%      7.90%
       13     8.45%      8.45%
       14     7.91%      7.91%
       15     8.17%      8.18%
       16     7.91%      7.92%
       17     8.17%      8.19%
       18     7.91%      7.93%
       19     7.91%      8.42%
       20     8.26%      9.16%
       21     7.99%      8.87%
       22     8.26%      9.17%
       23     7.99%      8.87%
       24     7.99%      8.87%
       25     8.85%     10.00%
       26     7.99%      9.25%
       27     8.26%      9.56%
       28     7.99%      9.25%
       29     8.27%      9.59%
       30     8.00%      9.29%
       31     8.00%      9.52%
       32     8.27%      9.98%
       33     8.00%      9.66%
       34     8.27%      9.98%
       35     8.00%      9.67%
       36     8.00%      9.67%
       37     8.86%     10.00%
       38     8.00%      9.80%
       39     8.27%     10.00%
       40     8.00%      9.79%
       41     8.27%     10.00%
       42     8.00%      9.80%
       43     8.00%      9.80%
       44     8.27%     10.00%
       45     8.00%      9.84%
       46     8.27%     10.00%
       47     8.00%      9.85%
       48     8.00%      9.84%
       49     8.86%     10.00%
       50     8.00%      9.83%
       51     8.27%     10.00%
       52     8.00%      9.82%
       53     8.27%     10.00%
       54     8.00%      9.81%
       55     8.00%      9.81%
       56     8.27%     10.00%
       57     8.00%      9.80%
       58     8.27%     10.00%
       59     8.00%      9.79%
       60     8.00%      9.78%
       61     8.56%     10.00%
       62     8.00%      9.77%
       63     8.27%     10.00%
       64     8.00%      9.76%
       65     8.27%     10.00%
       66     8.00%      9.75%
       67     8.00%      9.75%
       68     8.27%     10.00%
       69     8.00%      9.73%
       70     8.27%     10.00%
       71     8.00%      9.72%
       72     8.00%      9.72%
       73     8.86%     10.00%
       74     8.00%      9.71%

Equity One 2002-3, Term         -CONFIDENTIAL-
run at 100% PPC to call

          Pool WAC

          Static Libor Libor=20

       75     8.27%     10.00%
       76     8.00%      9.70%
       77     8.27%     10.00%
       78     8.00%      9.69%
       79     8.00%      9.68%
       80     8.27%     10.00%
       81     8.00%      9.67%
       82     8.27%      9.99%
       83     8.00%      9.66%
       84     8.00%      9.66%
       85     8.86%     10.00%
       86     8.00%      9.65%
       87     8.27%      9.96%
       88     8.00%      9.64%
       89     8.27%      9.95%
       90     8.00%      9.63%
       91     8.00%      9.62%
       92     8.27%      9.94%
       93     8.00%      9.61%
       94                9.93%

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Equity One 2002-3, Term         -CONFIDENTIAL-